UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2006

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      000-50005                04-3703334
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)



        33 Wood Avenue South, 7F
           Iselin, New Jersey                                     07310
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (732) 632-9896

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      On May 29, 2006, China BioPharma Limited, a wholly owned subsidiary of Techedge Inc. has received approval from Zhejiang Provincial government of the Peoples Republic of China for its investment into Zhejiang Tianyuan Bio-Tech Co., Ltd.

      China BioPharma Limited will invest US$3,900,000 into Zhejiang Tianyuan Bio-Tech Co., Ltd. for 65% of the ownership. The investment is to be made within 180 days from May 24, 2006, when the operating license of Zhejiang Tianyuan Bio-Tech Co., Ltd. was issued by the government.

      Peter Wang, the Chairman of the Board of Directors of Techedge Inc., will be the Chairman of the Board of Directors of Zhejiang Tianyuan Bio-Tech Co., Ltd.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TECHEDGE, INC.


                                       By
                                          --------------------------
                                          Name:  Ya Li
                                          Title: Chief Financial Officer


Dated:  June 2, 2006


                                      -3-